UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2023

PASSAGE BIO, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39231	82-2729751
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Commerce Square 2005 Market Street, 39th Floor Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(267) 866-0311

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value Per Share	PASG	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 13, 2023, Passage Bio, Inc. (the “Company”) and certain of its directors entered into a Stipulation and Agreement of Compromise, Settlement and Release (the “Stipulation”) with a stockholder of the Company to resolve an action brought derivatively on behalf of the Company in the Delaware Court of Chancery (the “Court”) challenging historical compensation practices for the Company’s non-employee directors (the “Derivative Action”). Pursuant to the terms of the Stipulation, the Company has agreed to (i) implement and maintain for a period of time certain changes to its director compensation policies and practices and (ii) disclose in the Company’s annual proxy statement certain additional information related to the Company’s compensation practices. The Stipulation also provides for a release of claims related to the allegations in the Derivative Action with no admission of wrongdoing. As part of the Stipulation, the Company has agreed to pay an award of attorneys’ fees and expenses to plaintiff’s counsel up to $390,000. The Court must approve the settlement of the Derivative Action. The parties have agreed that, as part of the settlement, if the settlement is approved, all of the claims asserted in the Derivative Action will be dismissed. As required by the Court, a copy of the Notice of Pendency of Settlement of Action (the “Notice”) is included as Exhibit 99.1 to this Current Report on Form 8-K. Copies of the Notice and the Stipulation are available on the Company’s website at: https://www.passagebio.com/investors-and-news/overview/default.aspx.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Notice of Pendency and Proposed Settlement of Stockholder Derivative Action, Settlement Hearing, and Right to Appear, approved in connection with a Scheduling Order dated December 27, 2023
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSAGE BIO, INC.

Date: December 29, 2023	By:	/s/ Kathleen Borthwick
Kathleen Borthwick
Senior Vice President, Interim Chief Financial Officer